Exhibit 10.93

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE
611 WEBWARD AVENUE MASTER TENANT LLC, a Michigan limited liability company (“Landlord”), and QUICKEN LOANS, LLC, a Michigan limited liability company (formerly known as “Quicken Loans Inc., a Michigan corporation”) (“Tenant”), enter into this Third Amendment to Amended and Restated Lease (this “Amendment”) dated as of July 2, 2021.
R E C I T A L S
A.    611 Webward Avenue LLC (“Original Landlord”) and Tenant entered into that certain Amended and Restated Lease dated October 17, 2011 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Lease dated as of June 16, 2014 (the “First Amendment”), and that certain Second Amendment to Amended and Restated Lease dated as of July 19, 2016 (the “Second Amendment,” and, together with the Original Lease and the First Amendment, the “Lease”), with respect to certain premises containing approximately 370,070 rentable square feet (the “Existing Premises”) located on a portion of the eighth (8th) floor and the entire third (3rd), fifth (5th), sixth (6th), seventh (7th), ninth (9th), tenth (10th), eleventh (11th), twelfth (12th) and fourteenth (14th) floors within the building located at 611 Woodward Avenue, Detroit, Michigan 48226 (the “Building”).
B.    Landlord has succeeded to the interest of Original Landlord as “Landlord” under the Lease.
C.    Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.
D.    Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:
1.Recitals. The recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.
2.Expansion Space.
(a)Commencing on the Expansion Space Commencement Date (as hereinafter defined), the Premises: (i) shall be expanded to include that certain space consisting of approximately 36,980 rentable square feet comprising all leasable space on the second (2nd) floor of the Building and commonly known as Suite 200, as more particularly shown on Exhibit “A” attached hereto and by this reference made a part hereof (the “Expansion Space”), and (ii) shall then consist of a total of approximately 407,050 rentable square feet. The Lease is hereby amended to add the Expansion Space to the Existing Premises as demised and defined in the Lease as of the Expansion Space Commencement Date upon the same terms and provisions specified in the Lease, except

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as herein set forth. On and after the Expansion Space Commencement Date, all references in the Lease to the “Premises” shall mean the Existing Premises together with the Expansion Space (unless specifically set forth herein to the contrary). However, as set forth below, no Basic Rental, and no amounts that would otherwise be due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes or the fee for security services, shall be payable with respect to the Expansion Space until the Expansion Space Rent Commencement Date (as hereinafter defined).
(b)The term of the Lease for the Expansion Space shall commence on the Expansion Space Commencement Date and shall be coterminous with the term of the Lease for the Existing Premises, which expires on July 31, 2028. The “Expansion Space Commencement Date” is July 23, 2020. The “Expansion Space Rent Commencement Date” is August 1, 2020.
3.Basic Rental.
(a)Tenant shall continue to pay Basic Rental for the Existing Premises in the same manner and amounts as set forth in the Lease.
(b)On and after the Expansion Space Rent Commencement Date, in addition to the Basic Rental payable with respect to the Existing Premises, Tenant shall pay Basic Rental for the Expansion Space, as follows, which Basic Rental shall be payable in the same manner as set forth in the Lease:

Expansion Space Lease Year	Annual Rental Per Square Foot	Annual Total	Monthly Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(c)The term “Expansion Space Lease Year” as used in the table above shall mean each twelve (12) month period beginning on the Expansion Space Rent Commencement Date.
4.Additional Rent.
(a)Tenant shall continue to pay all additional rent and other charges due under the Lease (including, without limitation, Tenant’s Share of Excess Expenses

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and Tenant’s Share of Excess Taxes and the fee for security services) for the Existing Premises in the same manner as set forth in the Lease.
(b)Subject to Paragraphs 4(c) and 4(d) below, on and after the Expansion Space Commencement Date, in addition to the amounts payable with respect to the Existing Premises, Tenant shall pay all additional rent and other charges due under the Lease applicable to the Expansion Space in the same manner as set forth in the Lease, except that Tenant’s obligation to pay Tenant’s Share of Excess Expenses, Tenant’s Share of Excess Taxes, and the fee for security services with respect to the Expansion Space shall not commence until the Expansion Space Rent Commencement Date.
(c)Notwithstanding the foregoing, for purposes of calculating amounts due as Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes with respect to only the Expansion Space: (i) the Base Expenses shall be the Expenses for the 2020 calendar year; and (ii) the Base Taxes shall be the Taxes for the 2020 calendar year (the 2020 Summer Taxes due July 1, 2020, and 2020 Winter Taxes due December 1, 2020). Because the Base Expenses and Base Taxes are different for the Expansion Space than the Base Expenses and Base Taxes for the Existing Premises, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes shall be calculated separately with respect to the Expansion Space. Tenant’s Share with respect to only the Expansion Space shall be seven and 09/100 percent (7.09%).
(d)The fee for security services payable with respect to the Existing Premises shall continue to be as set forth in the Lease. The fee for security services payable with respect to the Expansion Space shall initially be [***] per rentable square foot of the Expansion Space per year. On each anniversary of the Expansion Space Rent Commencement Date, the Security Fee shall increase by an amount equal to two percent (2%) of the fee in effect immediately prior to such increase. Except as set forth in this Paragraph 4(d), the fee for security services for the Expansion Space shall be payable in the same manner as the fee for security services payable with respect to the Existing Premises.
5.Landlord Work and Leasehold Improvements.
(a)Landlord shall, at its sole cost and expense, perform such work in the Expansion Space as is necessary to cause the Expansion Space to comply with the Standard Core Specifications attached hereto as Exhibit “C” and by this reference made a part hereof (the “Landlord Work”). Except for Landlord’s obligation to perform the Landlord Work, Tenant agrees to accept the Expansion Space in its then-current, “as-is” condition as of the Expansion Space Commencement Date, and Landlord shall have no obligation to make any improvements to the Expansion Space. Except as expressly provided herein, there are no rental abatements, improvement allowances, moving allowances or other payments, credits or allowances of any kind whatsoever being made or provided by Landlord with respect to the expansion of the Existing Premises to include the Expansion Space.
(b)Landlord agrees to provide Tenant an allowance of up to [***] per rentable square foot of the Expansion Space (the “Improvement Allowance”) for the cost of construction of certain improvements within the Expansion Space as more particularly defined in the “Work Letter” attached hereto as Exhibit “B” and by this

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reference made a part hereof (the “Leasehold Improvements”), to be computed, expended and applied in accordance with and subject to the terms of the Work Letter. The Leasehold Improvements shall be constructed by Tenant in accordance with the Work Letter. In no event shall Landlord be obligated to expend more than the Improvement Allowance for the design and construction of the Leasehold Improvements. Tenant shall be responsible for all costs of designing and constructing the Leasehold Improvements in excess of the Improvement Allowance.
(c)Subject to the terms of this Paragraph 5(c), provided that there does not exist an Event of Default under the Lease, after application of the Improvement Allowance to Tenant’s Construction Costs (as defined in the Work Letter) in accordance with the Work Letter, Tenant may, by written notice to Landlord (the “Election Notice”) on or before the Allowance Expiration Date (as defined in the Work Letter), elect to apply any then-remaining unused portion of the Improvement Allowance to the actual, out-of-pocket expenses incurred by Tenant for the cost of purchasing and installing furniture, trade fixtures, equipment, and signs in the Premises (“FF&E Costs”). If Tenant elects to apply any portion of the Improvement Allowance to FF&E Costs, Tenant shall specify the portion of the Improvement Allowance to be so applied in the Election Notice, and the Election Notice must be accompanied by invoices from Tenant evidencing expenditure of such sums by Tenant. Landlord shall reimburse Tenant for such actual, out-of-pocket expenses promptly upon receipt of the Election Notice and such invoices. However, Landlord shall have no obligation to reimburse Tenant for any such FF&E Costs for which invoices are submitted after the Allowance Expiration Date.
6.Parking. The ratio of six (6) parking spaces per 1,000 rentable square feet of the Premises applies only to the Existing Premises, and not to the Expansion Space. On and after the Expansion Space Commencement Date, the number of QL Parking Spaces to which Tenant is entitled shall be equal to: (a) six (6) parking spaces per 1,000 rentable square feet of the Existing Premises; plus (b) two (2) parking spaces per 1,000 rentable square feet of the Expansion Space. The total number of QL Parking Spaces described in the immediately preceding sentence is sometimes herein referred to as the “Maximum QL Parking Spaces.” Notwithstanding anything contained in Section 35 of the Original Lease to the contrary, if Tenant exercises its right to reduce the number of QL Parking Spaces and then subsequently exercises its right to increase the number of QL Parking Spaces, in no event shall Tenant have the right to increase the number of QL Parking Spaces above the Maximum QL Parking Spaces. Except as expressly set forth in this Paragraph 6 to the contrary, all parking spaces shall continue to be governed by and subject to all of the terms and conditions set forth in Section 35 of the Original Lease.
7.Tenant’s Address for Notice. Tenant’s Address for notices as provided in Lease Section 1(m) is hereby deleted in its entirety and amended to be:

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(m)	Tenant’s Address:
Quicken Loans, LLC
1050 Woodward Avenue
Detroit, Michigan 48226
Attn: Chief Executive Officer
Email: gllegalnotices@quickenloans.com

with copies to:

Quicken Loans, LLC
1005 Woodward Avenue
Detroit, Michigan 48226
Attn: General Counsel
Email: gllegalnotices@quickenloans.com

and:

Rock Central LLC
1005 Woodward Avenue
Detroit, Michigan 48226
Attn: Legal-Real Estate
Email: legalrealestate@rockcentraldetroit.com

8.Landlord’s Address for Notice. Landlord’s Address for notices as provided in Lease Section 1(n) is hereby deleted in its entirety and amended to be:

(n)	Landlord’s Address:
611 Webward Avenue Master Tenant LLC
c/o Bedrock
630 Woodward Avenue
Detroit, Michigan 48226
Attn: Chief Executive Officer
Email: leasenotices@bedrockdetroit.com

with a copy to:

Bedrock
630 Woodward Avenue
Detroit, Michigan 48226
Attn: General Counsel
Email: leasenotices@bedrockdetroit.com

9.Light up Detroit. Tenant agrees, if Landlord directs, to keep the interior perimeter lights on or allow Landlord to cause the interior perimeter lights to be kept on, at Tenant’s cost and expense, from dusk until dawn.
10.Insurance.
(a)Sections 20(b) and 38(b) of the Original Lease are hereby deleted in their entireties and are of no further force or effect.

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(b)During the term of the Lease, Tenant shall maintain, at its expense, the following minimum insurance coverages:
(i)Commercial general liability insurance policy on an occurrence (not claims made) form for the Premises (the “CGL Policy”) providing for coverage for liability arising from premises operations, bodily injury or death, damage to property of others, and personal injury and advertising injury with minimum limits of liability of:

Each Occurrence Limit:	$1,000,000.00
General Aggregate Limit:	$2,000,000.00
Personal & Advertising Injury Limit:	$1,000,000
Fire Damage Legal Liability Limit:	$100,000
Medical Expenses Limit:	$5,000

(ii)Commercial umbrella insurance policy on an occurrence (not claims made) form for the Premises (the “Umbrella Policy”) with minimum limits of not less than Five Million and 00/100 Dollars ($5,000,000.00) per occurrence and in the aggregate.
(iii)Property insurance (including special cause of loss form) for the full replacement cost of all of Tenant’s movable fixtures and movable partitions, telephone and telecommunication wiring and cabling and related equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property located in the Premises, Tenant’s trade fixtures, equipment and personal property, and of all alterations and leasehold improvements within or to the Premises. Such insurance shall name Landlord and any other party specified by Landlord as loss-payee with respect to coverages for such alterations and leasehold improvements in or to the Premises.
(iv)Workers compensation and employers liability insurance in such minimum limits as required by applicable law, but in any event not less than $1,000,000 bodily injury by accident for each accident, $1,000,000 bodily injury by disease policy limit, and $1,000,000 bodily injury each employee.
(v)Commercial hired/non-hired automobile liability coverage with a combined single limit of not less than $1,000,000 for each accident.
(vi)Business interruption insurance is not required, but if Tenant elects not to carry such insurance, then, notwithstanding anything contained in the Lease to the contrary, Tenant hereby waives and releases Landlord from any and all claims, actions, causes of action, liabilities, damages, rights of recovery, or judgments arising from any claim, injury or damage suffered or incurred by Tenant which would have been covered by such insurance had Tenant elected to carry it, except as it relates to Landlord’s gross negligence or willful misconduct. This waiver also applies to Tenant’s directors, officers, members, employees, shareholders, partners, representatives and agents. The

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waiver set forth in this paragraph shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in the Lease.
(c)Tenant shall also require any contractor of Tenant performing work or alterations in the Building, to procure and keep in effect the coverages set forth in subsections (b)(i), (b)(ii), (b)(iv), and (b)(v) above, as well as “all risk” builder’s risk insurance upon all alterations and improvements to the full insurable value thereof, and Professional Liability or Errors and Omissions insurance for all architects and engineers covering the liability for loss due to error, omission or negligence of employees and machine malfunction. Tenant’s contractor’s CGL Policy must include a “Per Project Aggregate” endorsement. From time to time, Tenant shall increase the limits of the CGL Policy to, and any contractor of Tenant shall be required to carry a CGL Policy with, such higher limits as Landlord shall reasonably require.
(d)The CGL Policy and Umbrella Policy shall: (i) name Landlord, the Property Manager (currently Bedrock Management Services LLC), Landlord’s facilities manager (currently Bedrock Building Services LLC) and its mortgagee(s) as additional insureds, (ii) specifically include the liability assumed hereunder by Tenant, and (iii) provide that Landlord shall receive thirty (30) days’ notice (ten (10) days for non-payment of the premium) from the insurer prior to any cancellation or material change of coverage.
(e)Insurance required by Tenant hereunder shall: (i) be in companies rated A- Class VII or better in “Best’s Insurance Guide,” and (ii) provide that it is primary insurance as to all claims thereunder and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, the Property Manager or Landlord’s facilities manager. Landlord reserves the right to require additional coverage and increase limits as industry standards change.
(f)Tenant shall deliver certificates evidencing the coverages required pursuant to this Paragraph 10 to Landlord prior to the Expansion Space Commencement Date, and thereafter at least five (5) business days before the expiration dates of expiring policies, or any time as reasonably requested by Landlord. In no event shall Tenant be permitted to enter the Expansion Space or any contractor of Tenant be permitted to enter any portion of the Premises for any purpose unless and until the certificates required under this Paragraph 10 have been delivered to Landlord.
(g)If Tenant shall fail to procure and maintain the insurance required under this Paragraph 10, Landlord may, but shall not be required to, procure and maintain the same, and any amount so paid by Landlord for such insurance shall be additional rent which, together with interest thereon from the date paid, shall be due and payable by Tenant on demand. Carrying by Landlord of any such policy, shall not be deemed to waive or release the event of default of Tenant with respect thereto.
(h)Failure by Landlord to demand any certificate, endorsement or other evidence of full compliance with these insurance requirements or failure by Landlord to identify and/or notify Tenant of any deficiency hereunder shall not be construed as a waiver of Tenant’s obligations to maintain such insurance. Tenant agrees that the obligation to provide the insurance cannot be waived by any conduct, action, inaction, or omission by Landlord. Furthermore, the foregoing insurance coverage

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amounts are understood to be minimum requirements and are not intended to in any way limit any liability of Tenant under the Lease. If Tenant or Tenant’s contractor carries liability insurance coverage with limits higher than the limits required in the Lease (as amended hereby), the full amount of the insurance coverage actually carried by Tenant or Tenant’s contractor will be available to respond to a covered loss or occurrence, and the coverage afforded to Landlord as additional insured under such policy or policies will not be limited by the minimum coverage limits specified in this Lease but will be deemed increased to the amounts actually carried by Tenant or Tenant’s contractor.
(i)Section 21 of the Original Lease is hereby deleted and replaced with the following:
21.    WAIVER OF SUBROGATION.
Landlord and Tenant shall each have included in all policies of property insurance, including property and business interruption insurance respectively obtained by them covering the Premises, the Building, and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, and notwithstanding anything in this Lease to the contrary, Landlord and Tenant each waives all right of recovery against the other (and any officers, directors, partners, employees, agents and representatives of the other), and agrees to release the other from liability, for loss or damage to the extent such loss or damage is covered by insurance, in effect covering the party seeking recovery at the time of such loss or damage, or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery. If the release of either party, as set forth above, should contravene any law or other legal requirement with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the liability of the other’s insurer. The provisions of this Section 21 shall survive the expiration or termination of this Lease.
11.Emergency Procedures. Tenant shall promptly and strictly comply with (and shall ensure that all of its employees, agents, contractors, guests, invitees and licensees promptly and strictly comply with) all health, safety, security and emergency plans, protocols and procedures implemented by Landlord for the Building from time to time (e.g., evacuation procedures, contact tracing procedures, restrictions on occupancy levels, etc.) (collectively, “Emergency Protocols”). For the avoidance of doubt, Tenant shall be responsible for the failure of any of any of its employees, agents, contractors, guests, invitees and licensees to comply with any of the foregoing. If as a result of Tenant’s failure (or the failure of any of its employees, agents, contractors, guests, invitees, or licensees) to comply with such Emergency Protocols, Landlord incurs any fines, penalties, or other costs or expenses, Tenant shall promptly reimburse Landlord for any such amounts upon demand as additional rent. If requested by Landlord, Tenant shall designate an employee of Tenant as its representative for all matters involving Emergency Protocols, and shall provide the name, telephone number, and email address of such representative to Landlord. Tenant shall cause such representative to fully cooperate with Landlord on all matters relating to Emergency Protocols. Notwithstanding any other provision of the Lease to the contrary, all communication

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(written or verbal) regarding Emergency Protocols may be made directly with such representative (provided, however, any notice of a default shall be given pursuant to Section 28 of the Lease).
12.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, shall be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, reasonable attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
13.Public Relations. Any public announcement, advertisement, press release or similar action of Tenant relating to the Lease or Tenant’s expansion in the Building shall be reasonably coordinated with Landlord in advance so that Landlord is given the opportunity to issue a joint statement with Tenant.
14.Ratification. Tenant and Landlord each hereby ratifies and confirms its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, each of Tenant and Landlord further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
15.Binding Effect; Conflicts; Governing Law; Venue; Captions; Covenants. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within Wayne County in the State of Michigan in connection with any dispute arising under the Lease. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. The parties intend that the obligations of Tenant under the Lease shall be separate and independent covenants and agreements from the covenants and agreements of Landlord hereunder and shall continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of the Lease.
16.OFAC and Anti-Money Laundering Compliance Certification. Each party hereto represents, certifies and warrants to the other as follows: (a) it is not named and is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by an Executive Order, including without limitation Executive Order 13224, or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation or transaction pursuant to any law or regulation that is enacted, enforced or administered by the Office of Foreign Assets Control; (b) it is not engaged in this transaction, directly or

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indirectly, for or on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or nation; and (c) Tenant represents that none of the proceeds used to pay rent have been or will be derived from a “specified unlawful activity” as defined in, and each party hereto represents that it is not otherwise in violation of, the Money Laundering Control Act of 1986, as amended, or any other applicable legal requirements regarding money laundering activities. Furthermore, each party hereto agrees to immediately notify the other if either was, is, or in the future becomes, a “senior foreign political figure,” or the immediate family member or close associate of a “senior foreign political figure,” within the meaning of Section 312 of the USA PATRIOT Act of 2001. Notwithstanding anything in the Lease to the contrary, each party hereto understands that the Lease is a continuing transaction and that the foregoing representations, certifications, and warranties are ongoing and shall be and remain true and in force on and from the date hereof through the Expiration Date of the Lease or any earlier termination of the Lease and that any breach thereof shall be a default under the Lease (not subject to any notice or cure rights) giving rise to remedies available to the non-defaulting party under the Lease, at law, or in equity, and each party hereto agrees to defend, indemnify and hold harmless the other and their respective owners, members, partners, managers, trustees, directors, officers, employees, and any master lessor and mortgagee and their successors and assigns from and against any and all claims, damages, losses, risks, liabilities, fines, penalties, forfeitures and expenses (including without limitation costs and attorneys’ fees) arising from or related to any breach of the foregoing representations, certifications, and warranties.
17.Counterparts and Lease Execution.
(a)This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. The parties further consent and agree that (i) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and (ii) the electronic signature(s) appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).
(b)The submission by Landlord to Tenant of this Amendment shall have no force or effect, nor confer any rights or impose any obligation upon either party unless and until execution hereof by Landlord and Tenant and the unconditional delivery of a fully-executed Amendment to Landlord and Tenant or their representatives.
[REMAINDER OF PAGE INTENTIONALLY BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE]

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[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 611 WEBWARD AVENUE MASTER TENANT LLC AND QUICKEN LOANS, LLC]
The parties hereto have executed this Third Amendment to Amended and Restated Lease as of the date first set forth above.
“LANDLORD”

611 WEBWARD AVENUE MASTER TENANT LLC,
a Michigan limited liability company
By: /s/ Kofi Bonner

Name: Kofi Bonner

Its: Authorized Representative
“TENANT”

QUICKEN LOANS, LLC,
a Michigan limited liability company
By: /s/ Jay Farner

Name: Jay Farner

Its: Chief Executive Officer

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EXHIBIT “A”
EXPANSION SPACE
“A”

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EXHIBIT “B”
WORK LETTER
(Tenant Construction)
This Work Letter sets forth the terms and conditions relating to the construction of the Leasehold Improvements by Tenant in the Expansion Space.
ARTICLE 1
DEFINITIONS
1.01    “Approved Construction Drawings” means the Construction Drawings approved pursuant to the process set forth in Article 2 below.
1.02    “Approved Space Plan” means the Space Plan approved pursuant to the process set forth in Article 2 below.
1.03    “Building Standard” means the quantity and quality of materials, finishes, and workmanship from time to time specified as such by Landlord for the Building, in its discretion.
1.04    “Change Order” means any change, modification or addition to the Approved Construction Drawings.
1.05    “Construction Drawings” means: (a) detailed architectural drawings and specifications for Tenant’s partition plan, demolition plan, reflected ceiling plan, power, communication and telephone plan (location of data and telephone outlets with pull boxes only), electrical outlets, finish plan, elevations, details and sections; and (b) mechanical, electrical, plumbing and lighting plans and specifications where necessary for installation to Building systems.
1.06    “Contractor” means the contractor selected under Section 4.01(c) below and approved by Landlord.
1.07    “Existing Improvements” means those portions of the Expansion Space and Existing Premises which were in existence prior to the date of Landlord’s execution of this Amendment.
1.08    “Improvement Allowance” means the allowance of [***] per rentable square foot of the Expansion Space, to be provided by Landlord as set forth in Section 3.01 below.
1.09    “Landlord’s Representative” means Zachary Bowersox, who Landlord has designated as its representatives with respect to the matters set forth in this Work Letter, and who, until further notice to Tenant, have full authority and responsibility to act on behalf of Landlord as required in this Work Letter.
1.10    “Leasehold Improvements” means all items which are supplied, constructed, installed, and finished by Tenant, as provided in this Work Letter, including but not limited to any subsequent Change Orders.
“B”

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1.11    “Space Plan” means a preliminary architectural drawing showing all demising walls, corridors, entrances, exits, doors and interior partitions.
1.12    “Space Planner” means DPOP LLC d/b/a Pophouse.
1.13    “Substantial Completion” shall occur when the Leasehold Improvements have been substantially completed in accordance with the Approved Construction Drawings (other than minor punch list items and any work which cannot be completed on such date, provided such incompletion will not substantially interfere with Tenant’s use of the Expansion Space) and, if required for occupancy, a certificate of occupancy or certificate of acceptance (temporary or final) has been issued by the appropriate governmental authority. Substantial Completion shall occur in accordance with the preceding sentence, notwithstanding the fact that: (a) the matters on any punch list remain to be completed; (b) telephone, data and other equipment and finish work to be installed by or for Tenant has not been completed; and (c) there are other items which have not been completed as of such date, provided the incompletion of such other items will not substantially interfere with Tenant’s use of the Expansion Space. In the event of any dispute as to Substantial Completion of the Leasehold Improvements, the certificate of occupancy or certificate of acceptance (temporary or final) issued by the appropriate governmental authority shall be conclusive.
1.14    “Tenant Expenditure Authorization” refers to the certified report required by Section 4.02(c) below.
1.15    “Tenant’s Representative” means Michael Sluder on behalf of Rock Central LLC, who Tenant has designated as its sole representative with respect to the matters set forth in this Work Letter, and who, until further notice to Landlord, has full authority and responsibility to act on behalf of Tenant as required in this Work Letter. Tenant’s Representative is authorized to execute and deliver on behalf of Tenant any and all documents required by this Work Letter. Tenant hereby warrants and represents to Landlord that Tenant’s Representative has all of the requisite power and authority to execute and deliver such documents and that Tenant shall be bound by the execution of such documents on behalf of Tenant by Tenant’s Representative.
ARTICLE 2
DEVELOPMENT OF CONSTRUCTION DRAWINGS
2.01    Space Plan. Tenant shall cause the Space Planner to submit the Space Plan to Landlord for Landlord’s review and approval. After Landlord receives the Space Plan, Landlord shall, in its sole but reasonable discretion, approve or disapprove the Space Plan. If Landlord disapproves the Space Plan, Landlord shall return the Space Plan to Tenant, along with a statement setting forth the grounds for the disapproval. In such event, Tenant shall make such changes as are necessary in order to make the Space Plan acceptable to Landlord and shall then re-submit the revised Space Plan to Landlord. This procedure shall be repeated until Landlord has delivered to Tenant written approval of the Space Plan. When approved by Landlord, the Space Plan shall be deemed to be the Approved Space Plan.
2.02    Construction Drawings. Upon receipt of the Approved Space Plan, Tenant shall direct the Space Planner to begin preparation of Construction Drawings and shall submit Construction Drawings to Landlord for Landlord’s approval or disapproval. After its receipt of such documents, Landlord shall notify Tenant in writing of its approval or disapproval, stating in reasonable detail the reasons for any disapproval. If Landlord
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disapproves the Construction Drawings, Tenant shall then resubmit revised Construction Drawings to Landlord and Landlord shall approve or disapprove the revised Construction Drawings, stating in reasonable detail the reasons for any disapproval. The foregoing process shall be repeated as many times as are necessary in order to obtain Construction Drawings which are approved by Landlord. When approved by Landlord, the Construction Drawings shall be deemed to be the Approved Construction Drawings.
2.03    Change Orders.
(a)    All changes requested by Tenant shall require Landlord’s prior written consent, not to be unreasonably withheld. Any Contractor-initiated Change Order must be reviewed and approved by Landlord and Tenant, which review and approval will not be unreasonably withheld.
(b)    Should any Change Order modify the Approved Construction Drawings, Tenant shall pay all additional costs thereby incurred by Landlord, plus a fee of two and 50/100 percent (2.5%) of any additional cost for Landlord’s cost of coordination, supervision and overhead resulting from the revision to the Approved Construction Drawings, excluding any additional architectural and/or engineering fees. All revised or additional Construction Drawings are subject to Landlord’s prior review and written approval. If and when approved by Landlord, such revised or additional Construction Drawings shall be deemed to be a part of the Approved Construction Drawings.
2.04    Legal Requirements. All design, construction and installation shall conform to the requirements of the Lease, including, but not limited to, Section 8(d) thereof, and all applicable legal requirements. Tenant agrees that any review or approval by Landlord of the Space Plan or the Construction Drawings is solely for Landlord’s benefit, and without any representation, warranty or liability whatsoever to Tenant or any other person with respect to the adequacy, correctness or sufficiency thereof, or otherwise. The approval by Landlord of the Approved Space Plan and the Approved Construction Drawings shall not in any way be deemed to be an agreement or certification by Landlord that the work contemplated thereby complies with legal requirements or that the Approved Space Plan or the Approved Construction Drawings will be approved by governmental agencies having jurisdiction there over. Tenant and the Space Planner shall be solely responsible for the compliance of the design shown on the Approved Space Plan and the Approved Construction Drawings with all legal requirements. Tenant acknowledges that the Leasehold Improvements must be in compliance with all legal requirements and any historic requirements relating to the Building’s historic designation, and with the requirements of any Historic Tax Credits.
2.05    Materials and Workmanship. All work and materials required under the Approved Construction Drawings, including all materials, finishes and workmanship shall be equal to, or of a quality superior to, Building Standard. Except as approved by Landlord, all materials incorporated in Leasehold Improvements shall be new.
2.06    Field Verification. Space Planner shall verify at the job site all dimensions, locations and structural members and any physical conditions affecting the Construction Drawings.
2.07    Electrical Meter. The parties acknowledge that, as of the date of this Amendment, the Expansion Space is not submetered for electricity. The Leasehold Improvements must include the installation of an electrical submeter, or work to cause all electricity provided to the Expansion Space to be measured by the electrical submeter currently measuring electricity to the Existing Premises, so as to enable Tenant to pay for
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electricity provided to the Expansion Space in the manner set forth in Section 11(b) of the Original Lease. Without limiting any other grounds upon which Landlord may refuse to consent thereto, Landlord shall have the right to disapprove any Construction Drawings that do not include the work described in this Section 2.07.
ARTICLE 3
LANDLORD’S OBLIGATIONS
3.01    Improvement Allowance. After final completion of the Leasehold Improvements and upon compliance with the requirements of this Work Letter, Landlord shall reimburse Tenant for Tenant’s Construction Costs (to the extent of the Improvement Allowance). The Improvement Allowance must be used only for Tenant’s actual out-of-pocket costs (hard and soft) of constructing Leasehold Improvements. Except as set forth in Paragraph 5(c) of this Amendment: (a) no portion of the Improvement Allowance shall be used to reimburse the cost of any furniture, fixtures, equipment, telephone or data cabling or other similar non-construction items, and all such items shall be at Tenant’s sole cost and expense; and (b) any unused portion of the Improvement Allowance shall be retained by Landlord. The cost of all improvements required by the Approved Construction Drawings from concrete slab to concrete deck shall be included within Tenant’s Construction Costs. Notwithstanding anything contained herein or in the Lease (as amended by this Amendment) to the contrary, if Tenant has not satisfied the conditions for disbursement of the entire Improvement Allowance on or before the date that is one (1) year after the Expansion Space Commencement Date (the “Allowance Expiration Date”), Tenant shall have no further rights to any undisbursed portion of the Improvement Allowance. Any portion of the Improvement Allowance remaining undisbursed after such date shall belong to Landlord.
3.02    Condition of Expansion Space and Existing Improvements. Landlord shall deliver the Expansion Space and Existing Improvements therein to Tenant with the Landlord Work substantially completed. Except for Landlord’s obligation to perform the Landlord Work, Tenant shall accept the Expansion Space and Existing Improvements from Landlord in their presently existing, “as-is” condition.
3.03    Commencement of Construction. Landlord shall have no obligation to allow commencement of construction or installation of Leasehold Improvements until:
(a)    Tenant has delivered to Landlord the Approved Construction Drawings, initialed by Tenant’s Representative and Landlord’s Representative;
(b)    Landlord has received from Tenant payment of all Rent then due under the Lease;
(c)    Landlord has received the copies of insurance certificates required by Section 4.04(b) hereof;
(d)    Tenant and/or Contractor has obtained all necessary building permits and provided copies thereof to Landlord; and
(e)    Landlord has received the payment and performance bond as set forth in Section 4.01(c) hereof, if required.
ARTICLE 4
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TENANT’S OBLIGATIONS
4.01    Leasehold Improvements; Coordination.
(a)    Tenant shall be responsible for having all of the Leasehold Improvements performed.
(b)    All work and materials required under the Approved Construction Drawings, including all materials, finishes and workmanship shall be equal to, or of a quality superior to, Building Standard. Leasehold Improvements shall be diligently performed in a good and workmanlike manner and in accordance with good construction practice, using new materials and equipment, in accordance with the Approved Construction Drawings and all legal requirements, and the terms of this Work Letter. No fixtures, materials or equipment shall be incorporated in the Building or used in connection with the performance of Leasehold Improvements which are subject to any security interest, lien, charge, mortgage or other encumbrance.
(c)    Tenant shall select the Contractor to construct Leasehold Improvements, but any such Contractor shall be subject to Landlord’s prior written approval. Unless otherwise agreed in writing by Landlord and Tenant, all work involved in the construction and installation of Leasehold Improvements shall be carried out by Contractor under a direct contract with Tenant. If Tenant wishes to engage any additional contractor other than Contractor to perform any portion of the Leasehold Improvements, any such engagement shall be subject to Landlord’s prior written approval. Only subcontractors on Landlord’s approved list may be used for mechanical, electrical, plumbing and life-safety systems work. If required by Landlord, Contractor shall obtain a payment and performance bond issued by a surety company satisfactory to Landlord and naming Landlord, and any Mortgagee of Landlord, as additional obligees.
(d)    Tenant agrees to use its best efforts not to disturb other tenants of the Building during the performance of Leasehold Improvements. Tenant shall cause Contractor to comply with the rules and regulations of the Building applicable to contractors, as specified by Landlord from time to time in its discretion.
(e)    Under no circumstances whatsoever will Tenant, or any of Tenant’s agents, including but not limited to Contractor, ever alter or modify, or in any manner disturb, any of the Building systems that serve any area other than, or in addition to, the Premises. Only with Landlord’s express written permission and under direct supervision of Landlord shall Tenant, Contractor or Tenant’s agents alter, modify or in any manner disturb any branch systems that serve only the Premises. In the event any of Leasehold Improvements requires or gives rise to governmentally required changes to any structural portions of the Building, Building systems, branch systems or areas or equipment located outside the Premises, then Landlord shall make such changes at Tenant’s sole cost and expense.
(f)    Notwithstanding anything to the contrary set forth herein, Tenant does hereby waive all claims against Landlord for damage to any property or injury to, or death of any person in, on or about the Premises or the Building arising out of or in any way related to the construction of Leasehold Improvements by Contractor, unless solely caused by, or solely resulting from, the gross negligence or willful misconduct of Landlord, its agents, servants, employees, representatives or contractors, and then only if such damage, injury, death or loss is not covered by insurance of the type required to be carried by Tenant or its Contractor under the Lease. Tenant shall, and hereby does agree to, indemnify, defend and hold Landlord harmless from and against any and all claims,
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causes of action, damages, costs and expenses arising out of the performance of Leasehold Improvements, including, but without limitation, personal injury or property damage, the imposition of any lien against the Premises or the Building and matters arising out of the failure of Leasehold Improvements to comply with legal requirements or any historic requirements relating to the Building’s historic designation, or with the requirements of any Historic Tax Credits.
4.02    Tenant’s Construction Costs.
(a)    The term “Tenant’s Construction Costs” shall mean the total of the actual costs of all work done or caused to be done by Tenant, the Space Planner, any engineers and by its contractors, suppliers and work forces (including, without limitation, Contractor) for materials and labor in connection with the performance of Leasehold Improvements, costs associated with sustainability practices, documentation, registration and certification, and all actual costs incurred by Tenant in completing the Expansion Space for its occupancy, plus a fee equal to two and 50/100 percent (2.5%) of the total of the costs set forth in this Section 4.02(a) (including Change Orders) as a construction management fee.
(b)    Landlord shall reimburse Tenant for all of Tenant’s Construction Costs in an amount up to the Improvement Allowance following commencement of Tenant’s business operations in the Expansion Space and final completion of Leasehold Improvements. Tenant shall bear the balance, if any, of Tenant’s Construction Costs. Reimbursement of Tenant’s Construction Costs shall be made by Landlord pursuant to the remaining provisions of this Article 4 (up to an amount equal to the Improvement Allowance).
(c)    The term “Tenant Expenditure Authorization” shall mean a report certified by Tenant, in a form reasonably satisfactory to Landlord, setting forth: (1) a computation of the total of Tenant’s Construction Costs; and (2) the amount payable by Landlord to Tenant, which amount shall not exceed the then-remaining undisbursed Improvement Allowance. The Tenant Expenditure Authorization shall be accompanied, to the extent applicable to the costs set forth on the Tenant Expenditure Authorization, by: (i) an AIA Completion Certificate executed by Contractor, and an AIA Document G702 form executed by the Space Planner; (ii) a copy of the final certificate of occupancy or certificate of acceptance for the Expansion Space, or such other final certificate or final governmental approval as will permit Tenant to occupy and use the Expansion Space; (iii) an affidavit or certificate executed by the Space Planner that Leasehold Improvements are complete and is in accordance with the Approved Construction Drawings and all legal requirements; and (iv) final lien waivers from the Space Planner, Contractor, and all subcontractors, materialmen, and engineers which are sufficient under the laws of the State of Michigan to eliminate any lien rights in favor of all such parties. In addition, the Tenant Expenditure Authorization shall be accompanied by a set of scaled and dimensioned, “as-built” plans for Leasehold Improvements, certified by the Space Planner, prepared on an Auto CAD Computer Assisted Drafting and Design System (or such other system as Landlord may accept), using naming conventions issued by the American Institute of Architects (or such other naming conventions as Landlord may accept), and an electronic copy of such as-built plans translated in DXF format (or any other format acceptable to Landlord). All materials described above in this Section 4.02(c) must be in form and substance reasonably satisfactory to Landlord. The Tenant Expenditure Authorization and other required items shall be submitted directly to Landlord’s Representative.
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(d)    Upon receipt of the Tenant Expenditure Authorization and all other required materials, Landlord shall reimburse Tenant, or pay directly to Contractor or any other party, if so directed by Tenant, the amount due from Landlord in respect of the Tenant Expenditure Authorization pursuant to Section 4.02(c) above within thirty (30) days after Landlord’s receipt thereof. Landlord’s sole obligation shall be to pay the amount due to Tenant or the person designated by Tenant for payment and Landlord shall have no liability for any mistakes or errors committed by Tenant in designating the person to receive such payment or the amount of such payment. Landlord shall not be obligated to disburse the amount requested by Tenant in its Tenant Expenditure Authorization until Tenant delivers to Landlord the Tenant Expenditure Authorization accompanied by all of the items listed in Section 4.02(c) above.
(e)    The Tenant Expenditure Authorization shall be subject to verification by Landlord or Landlord’s Representative (who shall have access to Tenant’s books and records in respect thereof for such purpose) and correction, if necessary, without either party being prejudiced by any payments made hereunder (whether during the course of Leasehold Improvements or upon completion).
(f)    Tenant agrees that in the event it fails to make any payment required in this Work Letter in a timely manner, or fails to obtain the final lien waivers described above in this Article 4 within a reasonable period of time, then Landlord, in addition to any and all other remedies allowed to Landlord by law or in equity, shall have the same rights and remedies against Tenant as in the case of an Event of Default in payment of Rent under the Lease. Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default under the Lease or a default under this Work Letter has occurred at any time on or before the completion of the Leasehold Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Leasehold Improvements (in which case Tenant shall be responsible for any delay in the completion of the Leasehold Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such Event of Default or default under this Work Letter is cured pursuant to the terms of the Lease or this Work Letter, as applicable (in which case Tenant shall be responsible for any delay in the completion of the Leasehold Improvements caused by such inaction by Landlord).
4.03    Warranties and Guaranties. The Contractor and any subcontractors participating in Leasehold Improvements shall guarantee that their work shall be free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after the acceptance of Leasehold Improvements by Tenant. The foregoing guarantees of the Contractor and any subcontractors shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner, and without any additional charge, all defects in workmanship and materials. All warranties or guarantees as to materials or workmanship on or with respect to Leasehold Improvements shall be contained in the contracts and subcontracts for performance of Leasehold Improvements and shall be written so that they shall inure to the benefit of Landlord and Tenant as their respective interests may appear. Such warranties and guarantees shall be so written that they can be directly enforced by either Landlord or Tenant and Tenant shall give to Landlord any assignment or other assurance necessary to effectuate the same.
4.04    General Provisions.
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(a)    This Work Letter shall not be deemed applicable to:
(1)    any space which is subsequently added to the Premises under the Lease (after the addition of the Expansion Space contemplated by this Amendment), whether by any option or right under the Lease, including expansion options, rights of first offer and rights of first opportunity, or otherwise; or
(2)    any portion of the Premises or any additions thereto in the event of a renewal or extension of the term of the Lease, whether by any option or right under the Lease, including extension or renewal options, or otherwise, unless expressly provided in the Lease or any amendment thereto.
(b)    Tenant shall cause the Contractor to carry the following insurance policies:
(1)    Commercial General Liability Insurance (in type and amount equal to that required to be carried by Tenant under the Lease). Contractor shall, prior to commencement of construction or installation of Leasehold Improvements or entering the Premises, and thereafter upon the request of Landlord, furnish Landlord with certificates evidencing such insurance which certificates shall be in a form reasonably acceptable to Landlord and shall, among other things, evidence and provide that Landlord, Landlord’s asset manager and property manager and any mortgagee are named as additional insureds using form CG 20 10 (10/01) and evidencing Products/Completed Operations coverage using form CG 20 37 (10/01) and provide that such insurance policies shall not be changed, modified, terminated or canceled unless the insurer shall have first provided not less than thirty (30) days’ prior written notice to Landlord, Landlord’s asset manager and property manager and any mortgagee.
(2)    Builder’s risk insurance (written on a completed value basis and not on a reporting form basis), in an amount equal to the full replacement cost of the Leasehold Improvements. Such insurance shall contain an acknowledgment by the insurance company that its rights of subrogation have been waived and an endorsement stating that “permission is granted to complete and occupy.” Such insurance shall not provide for a deductible in excess of $10,000.00.
(3)    Worker’s compensation and employer’s liability insurance (in type and amount equal to that required to be carried by Tenant under the Lease).
All such insurance shall be carried throughout the period of construction of Leasehold Improvements. Such insurance shall, to the extent permitted by law, name Landlord, Landlord’s asset manager and property manager and any mortgagee as additional insureds and provide for thirty (30) days’ prior written notice to Landlord and its asset and property managers before any modification or termination of such insurance. All such coverages shall be maintained with companies meeting the requirements applicable to insurance to be carried by Tenant under the Lease (provided that, notwithstanding anything contained in the Lease to the contrary, in no event shall Contractor have any right to self-insure). Prior to the commencement of Leasehold Improvements, Tenant shall deliver copies of certificates of insurance evidencing such coverage to Landlord. Notwithstanding anything to the contrary in the Lease, Tenant, at Tenant’s sole cost and expense, shall repair and restore any damage to or destruction of Leasehold Improvements by fire or other casualty occurring prior to the completion of Leasehold Improvements.
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(c)    Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of Leasehold Improvements (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate commencement notices and/or notices of non-responsibility, as permitted or required under the laws of the State of Michigan.
4.05    Supervision; Delay. It is further acknowledged and agreed by Tenant that Tenant shall be solely responsible for the supervision and direction of Contractor in connection with Leasehold Improvements and that no delay in completion of Leasehold Improvements shall be the responsibility of Landlord. Accordingly, Tenant shall remain obligated to begin paying Basic Rental, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes, and the security fee with respect to the Expansion Space on the Expansion Space Rent Commencement Date strictly in accordance with the provisions of this Amendment.
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EXHIBIT “C”
STANDARD CORE SPECIFICATIONS
(See attached)
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OFFICE
LANDLORD SHELL DELIVERY SPECIFICATION
I.    General Shell Delivery Condition:
A.    Landlord will deliver the Expansion Premises in a good workmanlike manner as set forth below:
1.    In compliance with all laws, rules and regulations as required to deliver the Expansion Premises to Tenant for Tenant to commence its finish work.
II.    Hazardous Materials:
Landlord will deliver the Expansion Premises free and clear of any and all known Hazardous Materials in violation of law that are not encapsulated and presently regulated under all laws.
III.    Walls:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Perimeter walls, common shafts/chases and demising walls studded and insulated as required.
2.    All existing perimeter walls will be prepared and ready for Tenant to commence its work. All finishing work for the perimeter walls is by tenant.
3.    Who takes care of demo of any existing demising walls?
IV.    Roof & Water tightness:
A.    Landlord will deliver the Expansion Premises with the following:
1.    All levels of the Expansion Premises, including those below grade, watertight and free of any leaks.
2.    All elevator shafts watertight and free of any leaks.
V.    Utilities:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Utility services to be used or consumed in the Expansion Premises, including water and electricity.
2.    Stub-in location within the Expansion Premises for all utility services.
3.    Tenant is responsible for the low voltage systems and distribution of the low voltage systems throughout the Expansion Premises.
VI.    Electrical:
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Landlord will deliver the Expansion Premises with an AS-IS/Existing electrical panel for Tenant’s use. Tenant will be responsible for the distribution of the electrical service in the Expansion Premises.
VII.    Restroom:
VIII.    Sanitary Sewer/Plumbing:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Sewer main in good working order and free of any obstructions from the point of entry into the Building.
B.    Tenant is responsible for restroom structure, fixtures and finishes pursuant to Landlord’s specifications should the restrooms provided not be adequate.
IX.    Heating, Ventilation & Cooling:
A.    Landlord will deliver the Expansion Premises with the following:
1.    An operational HVAC system to Landlord’s specifications, provided in its AS-IS/current condition.
2.    Core mechanical, plumbing and electrical systems provided to Expansion Premises.
B.    Tenant is responsible for the distribution of the HVAC system within the Expansion Premises, including ductwork, diffusers, grilles and controls, should it want to modify the current system that is installed.
X.    Life-Safety Systems:
A.    Landlord will deliver the Expansion Premises with the following:
1.    A fully functioning fire suppression system, fire alarm system and electrical system.
2.    A fully functioning fire suppression system, fire alarm system and electrical system. Tenant is responsible for any additional modifications to the base system to accommodate its Expansion Premises.
3.    A point of connection and telemetry within the Expansion Premises for Tenant’s connection to Landlord’s base-building fire alarm and life-safety controls.
4.    Life-safety and proper egress to the Expansion Premises.
XI.    Flooring:
Landlord will provide the floor AS-IS, in its current condition.
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OFFICE
LANDLORD SHELL DELIVERY SPECIFICATION
I.    General Shell Delivery Condition:
A.    Landlord will deliver the Expansion Premises in a good workmanlike manner as set forth below:
1.    In compliance with all laws, rules and regulations as required to deliver the Expansion Premises to Tenant for Tenant to commence its finish work.
II.    Hazardous Materials:
Landlord will deliver the Expansion Premises free and clear of any and all known Hazardous Materials in violation of law that are not encapsulated and presently regulated under all laws.
III.    Walls:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Perimeter walls, common shafts/chases and demising walls studded and insulated as required.
2.    All existing perimeter walls will be prepared and ready for Tenant to commence its work. All finishing work for the perimeter walls is by tenant.
3.    Who takes care of demo of any existing demising walls?
IV.    Roof & Water tightness:
A.    Landlord will deliver the Expansion Premises with the following:
1.    All levels of the Expansion Premises, including those below grade, watertight and free of any leaks.
2.    All elevator shafts watertight and free of any leaks.
V.    Utilities:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Utility services to be used or consumed in the Expansion Premises, including water and electricity.
2.    Stub-in location within the Expansion Premises for all utility services.
3.    Tenant is responsible for the low voltage systems and distribution of the low voltage systems throughout the Expansion Premises.
VI.    Electrical:
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Landlord will deliver the Expansion Premises with an AS-IS/Existing electrical panel for Tenant’s use. Tenant will be responsible for the distribution of the electrical service in the Expansion Premises.
VII.    Restroom:
VIII.    Sanitary Sewer/Plumbing:
A.    Landlord will deliver the Expansion Premises with the following:
1.    Sewer main in good working order and free of any obstructions from the point of entry into the Building.
B.    Tenant is responsible for restroom structure, fixtures and finishes pursuant to Landlord’s specifications should the restrooms provided not be adequate.
IX.    Heating, Ventilation & Cooling:
A.    Landlord will deliver the Expansion Premises with the following:
1.    An operational HVAC system to Landlord’s specifications, provided in its AS-IS/current condition.
2.    Core mechanical, plumbing and electrical systems provided to Expansion Premises.
B.    Tenant is responsible for the distribution of the HVAC system within the Expansion Premises, including ductwork, diffusers, grilles and controls, should it want to modify the current system that is installed.
X.    Life-Safety Systems:
A.    Landlord will deliver the Expansion Premises with the following:
1.    A fully functioning fire suppression system, fire alarm system and electrical system.
2.    A fully functioning fire suppression system, fire alarm system and electrical system. Tenant is responsible for any additional modifications to the base system to accommodate its Expansion Premises.
3.    A point of connection and telemetry within the Expansion Premises for Tenant’s connection to Landlord’s base-building fire alarm and life-safety controls.
4.    Life-safety and proper egress to the Expansion Premises.
XI.    Flooring:
Landlord will provide the floor AS-IS, in its current condition.
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